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                                     EXHIBIT 10.6

                              FORM OF GUARANTY AGREEMENT


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                                       GUARANTY

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, Sovereign Credit Corporation (the "Guarantor"), a Texas corporation, guarantees and agrees to pay at maturity up to a maximum of $250,000 of the indebtedness, obligations and liabilities that Sovereign Credit Finance I, Inc. ("Debtor"), a Texas corporation, may now or at any time hereafter pursuant to those certain 11% Promissory Notes (the "Notes") due October 15, 2000, issued or to be issued by the Debtor to the holders of the Notes (the "Noteholders") subject to the terms of a trust indenture agreement (the "Indenture") between the Debtor and Sterling Trust Company, as Trustee (the "Trustee") of even date herewith (said indebtedness, obligations and liabilities are hereinafter collectively called the "Liabilities"). This is a continuing Guaranty, and shall apply to and cover any Liabilities and any renewals, extensions, and refinancings, thereof, modifications and additions thereto, and substitutions, up to a $250,000 maximum limit of guaranty on the Notes.

     Trustee, without authorization from or notice to Guarantor and without impairing or affecting the liability of Guarantor hereunder, but subject to the terms of the Indenture, may from time to time at its discretion and with or without valuable consideration, before or after revocation hereof, alter, compromise, accelerate, extend or change the time or manner for the payment of any or all of the Liabilities, increase or reduce the rate of interest thereon, take and surrender security, exchange collateral by way of substitution, or in any way it deems necessary take, accept, withdraw, subordinate, alter, amend, modify or eliminate collateral, add or release or discharge endorsers, guarantors, or other obligors, make changes of any sort whatever in the terms of payment of the Liabilities or of doing business with Debtor, settle or compromise with Debtor or any other person or persons liable on the Liabilities on such terms as it may see fit, and may apply all monies received from Debtor or others or from any security or collateral held (whether held under a security instrument or not) in such manner upon the Liabilities (whether then due or not) as it may determine to be in the best interest of the Noteholders, without in any way being required to marshal securities or assets or to apply all of any part of such monies upon any particular part of the Liabilities.

     Guarantor absolutely and unconditionally covenants and agrees that in the event that Debtor does not or is unable to pay the Liabilities for any reason, including without limitation, liquidation, dissolution, receivership, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition, or readjustment of, or other similar proceedings affecting the status, composition, identity, existence, assets or obligations of, Debtor, or the disaffirmance or termination of any of the Liabilities in or as a result of any such proceeding, Guarantor shall pay the Liabilities up to the maximum limit of $250,000.

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     Guarantor hereby represents and warrants that (a) this Guaranty is a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms; and (b) the execution, delivery, and performance by Guarantor of this Guaranty does not and will not violate any authority having the force of law or any indenture, agreement, or other instrument to which Guarantor is a party or by which Guarantor or any of the properties or assets of Guarantor are or may be bound.

     Any notice, request, demand or communication required or permitted hereunder (unless otherwise expressly provided) shall be given in writing by delivering same in person (including by facsimile transmission or courier delivery) to the intended addressee, or by United States first class mail, postage prepaid, addressed to Guarantor at the address shown below Guarantor's signature below or to Trustee at the address shown in the Indenture or in either case to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given as of the date of first attempted delivery at the address and in the manner provided herein. Without limiting the foregoing, all notices or other communications required or permitted hereunder also shall be deemed to have been given (i) on the day of transmission if sent by confirmed facsimile transmission or (ii) on the day after delivery to Federal Express or similar overnight courier, properly addressed for prepaid delivery the next day.

     This Guaranty shall be deemed to have been made under and shall be governed by the internal laws of the State of Texas in all respects and without regard to conflict of law principles and shall not be waived, altered, modified or amended as to any of its terms or provisions except in writing duly signed by Trustee and Guarantor.


Effective as of: _________, 1996.



                                       "Guarantor"

                                       Sovereign Credit Corporation


                                       By:
                                           -----------------------------------

                                       Its:
                                           -----------------------------------

                                       Address:
                                       Sovereign Credit Corporation
                                       4015 Beltline Road, Building B
                                       Dallas, Texas 75244





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